SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 March 24, 1998


                        SIEMANN EDUCATIONAL SYSTEMS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Colorado                      33-18174                 84-1067172
         --------                      --------                 ----------
(State or other jurisdiction         (Commission              (IRS Employer
    of incorporation)                File Number)              I.D. Number)


                     405 South Platte River Drive, Suite 3A
                             Denver, Colorado 80203
                     --------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (303) 733-9673
                                                     --------------



                                       N/A
          ------------------------------------------------------------
         (Former name and former address, if changed since last report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On March 24, 1998, the Registrant acquired all of the Common Stock of Data Processing Trainers Co., a Pennsylvania corporation ("DPT"), from Yuri Schneiberg ("Schneiberg"), DPT's sole stockholder. The purchase price was $8,890,000, consisting of $3,800,000 in cash, a promissory note payable to Schneiberg in the amount of $4,340,000 bearing interest at 7% per annum payable in installments through April 15, 2000, and the remaining $750,000 in Common Stock of the Registrant valued as of March 24, 1999.

     DPT provides post-secondary education, computer programming, business computer applications, medical office administration and English as a second language.

     The promissory note issued to Schneiberg was secured by a security agreement and financing statement covering all of the shares of DPT purchased by the Registrant, together with a security agreement covering all of DPT's accounts receivable, contract rights, chattel paper, instruments, documents, inventory, equipment, general intangibles, copyrights, patents, trademarks, trade names, accessions to, substitutions for and replacements, products and proceeds of the foregoing and books and records pertaining to all of the foregoing.

     In order to finance the $3,800,000 cash portion of the purchase price and certain operating expenses, the Registrant borrowed $2,900,000 from Hanifen Imhoff Mezzanine Fund, LP ("Hanifen"), evidenced by a promissory note in like amount due March 24, 2003. As additional consideration for the loan, the Company issued to Hanifen a common stock purchase warrant to purchase up to 1,268,486 shares of the Registrant's Common Stock for a total purchase price of $100 exercisable at any time until March 24, 2003. The Registrant also borrowed $2,000,000 from Paul T. Siemann, its Chief Executive Officer, evidenced by a promissory note in like amount due March 25, 2003. As additional consideration for the loan, the Registrant issued to Mr. Siemann a common stock purchase warrant to purchase 732,360 shares of the Registrant's Common Stock for a total purchase price of $100 exercisable at any time until March 25, 2003. The common stock purchase warrant issued to Hanifen and to Mr. Siemann carry customary piggyback registration rights.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) (1) The Registrant will provide the financial statements required in connection with the transaction set forth in Item 2 hereof within 60 days from the date hereof.

     (b)  Exhibits:

          10.01  Stock Purchase  Agreement and Exhibits  thereto
          10.02  Promissory Note and  Warrant  issued  to Mr.  Siemann
          10.03 Note and Security Agreement and Exhibits thereto issued to Hanifen Imhoff Mezzanine Fund, LP



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SIEMANN EDUCATIONAL SYSTEMS, INC.
                                             (Registrant)

                                             By  /s/ Paul T. Siemann
                                                 -------------------------------
                                                 Paul T. Siemann
                                                 Chief Executive Officer
Dated: April 7, 1998